FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is made effective this 31th day of January, 2007 by and among LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent (“Agent”) for LASALLE BANK MIDWEST NATIONAL ASSOCIATION (formerly known as Standard Federal Bank National Association) (“Lender”), MTS MEDICATION TECHNOLOGIES, INC. (formerly known as Medical Technology Systems, Inc.) (“MTS”) and MTS PACKAGING SYSTEMS, INC. (“Packaging”, and with MTS, each a “Borrower” and collectively, the “Borrowers”).

BACKGROUND

A.	Agent, Lender and Borrowers previously entered into that certain Loan and Security Agreement dated June 26, 2002 (as amended by that certain First Amendment to Loan and Security Agreement dated July 8, 2003, that certain Second Amendment to Loan and Security Agreement dated June 18, 2004, that certain Third Amendment to Loan and Security Agreement dated February 22, 2006, that certain Fourth Amendment to Loan and Security Agreement dated November 30, 2006 and as the same may be further amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B.	Borrowers have requested that, inter alia, (1) the Agent and Lender consent to the certain transactions, (2) notwithstanding any contrary provision of the Loan Agreement or any document relating thereto, the German Subsidiary (as defined below) not be required to grant a security interest in any of its assets, (3) notwithstanding any contrary provision of the Loan Agreement, or any document related thereto, the German Subsidiary be permitted to maintain its assets in any location outside the United States as the German Subsidiary may desire and (4) Agent and Lender agree to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

C.	Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Loan Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Lender’s Consents and Agreements Regarding the German Subsidiary and Proposed Loan.

(a)	Borrowers have informed Agent and Lender that MTS Medication Technologies Limited, a wholly owned Subsidiary of MTS and a company formed under the laws of England and Wales, (formerly known as MTS Packaging Systems International, Ltd., “UK Company”), desires to acquire all the stock (the “Acquisition”) of CDH Consilio GmbH, a limited liability company formed under the laws of Germany (“German Subsidiary”).

(b)	MTS desires to make a loan to UK Company in an amount not to exceed Three Hundred Thirty Thousand Dollars ($330,000.00), the proceeds of which will be used to fund a portion of the purchase price in connection with the Acquisition (the “Proposed Loan”).

(c)	Agent and Lender hereby consent and agree to the Proposed Loan and the Acquisition and, solely for the purpose of avoiding the occurrence of a Default or Event of Default which could be caused by the Proposed Loan and/or the Acquisition, waives Borrowers’ and Guarantors’ compliance with those provisions of the Loan Agreement and each of the Other Agreements which would prohibit the Proposed Loan or the Acquisition.

(d)	Agent and Lender hereby consent and agree to the following with respect to the German Subsidiary (notwithstanding any contrary provision in the Loan Agreement or any documents related thereto): (i) UK Company may form the German Subsidiary as a wholly-owned, direct or indirect Subsidiary of UK Company, (ii) German Subsidiary shall not be required to become a Guarantor or a Borrower under the Loan Agreement, or to grant a lien or security interest on any of its assets or property. Agent’s and Lender’s consent and waiver set forth in this Section 1 herein is contingent upon the execution and delivery to Agent of the following documents, each of which shall be in form and content satisfactory to Agent:

(i)	Certified copies of the formation and governing documents of the German Subsidiary; and

(ii)	Fully executed copies of all documents executed in connection with the Acquisition.

(e)	The consent and waiver contained in this Section 1 is given solely in connection with the Acquisition and the Proposed Loan. Nothing in this Amendment nor in any of the documents executed in connection herewith shall be deemed an obligation, agreement or commitment by Agent and/or Lender to consent to any other transactions which would be prohibited by the terms and conditions of the Loan Agreement or any of the Other Agreements.

2.	Dissolution of Certain Subsidiaries.

(a)	Borrowers have informed Agent that Borrowers desire to dissolve Medication Management Technologies, Inc., Medication Management Systems, Inc. and Medical Technology Laboratories, Inc. (collectively the “US Subsidiaries” and each a “US Subsidiary”). Contemporaneously with the dissolution of the US Subsidiaries, each US Subsidiary will assign all of its assets to MTS (collectively, the “Dissolution”).

(b)	Agent and Lender hereby consent to the Dissolution and, solely for the purpose of avoiding the occurrence of a Default or Event of Default which could be caused by the Dissolution, waive Borrowers’ and Guarantors compliance with those provisions of the Loan Agreement and Other Agreements which would prohibit the Dissolution. Agent’s and Lender’s consent and waiver set forth in Section 2hereof is contingent upon the execution and delivery to Agent of the following documents, each of which shall be in form and content satisfactory to Agent:

(i)	Copy of the resolutions of the Board of Directors and shareholders of for each US Subsidiary authorizing the dissolution of such US Subsidiary and the transfer of all its assets to MTS, certified to be true and correct by the Secretary of such US Subsidiary;

(ii)	Copy of Articles of Dissolution for each US Subsidiary, certified to be true and correct by the Secretary of State of the applicable jurisdiction;

(iii)	Copies of all other material documents executed by each US Subsidiary in connection with the Dissolution, evidencing the transfer of all its assets to MTS;

(iv)	A fully executed Third Amendment to Securities Pledge Agreement (“Securities Pledge”); and

(v)	Such other documents as Agent or Lender may require in order to maintain its liens on all of the assets of MTS.

(c)	The consent and waiver contained in this Section 2 is given solely in connection with the Dissolution. Nothing in this Amendment nor in any of the documents executed in connection herewith shall be deemed an obligation, agreement or commitment by Agent and/or Lender to consent to any other transactions which would be prohibited by the terms and conditions of the Loan Agreement or any of the Other Agreements.

3.	Schedule 11(p). Schedule 11(p) to the Loan Agreement is hereby deleted and replaced with Schedule 11(p) attached hereto.

4.	Amendment/References. The Loan Agreement and the Other Agreements are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Other Agreements to (a) the “Loan Agreement”shall mean the Loan Agreement as amended hereby; and (b) the “Other Agreements”shall include, without limitation, this Amendment, the Securities Pledge and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

5.	Release. Each Borrower and each Guarantor acknowledges and agrees that it has no claims, suits or causes of action against Agent or Lender and hereby remises, releases and forever discharges Agent, Lender, their officers, directors, shareholders, employees, agents, successors and assigns from any claims, suits or causes of action whatsoever, in law or equity, which either Borrower or any Guarantor has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

6.	Additional Documents; Further Assurances. Borrowers shall take such other actions and execute and deliver to Agent, or to cause to be executed and delivered to Agent, at the sole cost and expense of Borrowers, from time to time, all documents, agreements, statements, certificates and information as Agent shall reasonably request to evidence or effect the terms of the Loan Agreement, as amended, or any of the Other Agreements, as amended, or to enforce or protect Agent’s interest in all Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Agent.

7.	Further Agreements and Representations. Each Borrower does hereby:

(a)	ratify, confirm and acknowledge that, as amended hereby, the Loan Agreement and all Other Agreements are valid, binding and in full force and effect;

(b)	covenant and agree to perform all obligations of such Borrower contained herein, in the Loan Agreement and in the Other Agreements, as amended hereby;

(c)	acknowledge and agree that as of the date hereof, such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Agreement or any of the Other Agreements or the enforcement of any of the terms or conditions thereof;

(d)	represent and warrant that no Default or Event of Default exists under the Loan Agreement;

(e)	acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the Other Agreements, and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Agent therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued as security for the Liabilities as amended; and

(f)	acknowledge and agree that such Borrower’s failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment shall constitute an Event of Default under the Loan Agreement and each of the Other Documents as amended.

8.	Fees, Costs, Expenses and Expenditures. Each Borrower agrees to pay all of Agent’s expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, disbursements, expenses and disbursements of counsel retained by Agent and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.

9.	No Waiver. Nothing contained herein constitutes an agreement or obligation by Agent or Lender to grant any further amendments to the Loan Agreement or any of the Other Agreements. Except as expressly set forth in Sections 1 and 2 hereof, nothing contained herein constitutes a waiver or release by Agent or Lender of any Event of Default or of any rights or remedies available to Agent or Lender under the Loan Agreement or any of the Other Agreements or at law or in equity.

10.	Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the Other Agreements, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and the Other Agreements not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

11.	Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

12.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of law principles.

13.	Severability. The provisions of this Amendment, the Loan Agreement and the Other Agreements are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

14.	Modifications. No modification of this Amendment or any of the Other Agreements shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

15.	Headings. The headings of the articles, sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

16.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the day and year first above written.

MTS MEDICATION TECHNOLOGIES, INC. (formerly known as Medical Technology Systems, Inc.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President and Chief Financial Officer

MTS PACKAGAING SYSTEMS, INC.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent for LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank National Association

By:	___________________________________
Name/Title:	Marcey L. CArroll, Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATION (formerly known as Standard Federal Bank National Association)

By:	___________________________________
Name/Title:	Marcey L. CArroll, Vice President

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

        Each of the undersigned, intending to be legally bound hereby, consents and agrees to the foregoing Fifth Amendment to Loan and Security Agreement dated of even date herewith (the “Agreement”), and all terms thereof and further agrees that such Agreement shall in no way affect or impair the undersigned’s obligations under those certain Continuing Unconditional Guaranties from the undersigned to Lender dated June 26, 2002, July 8, 2003 and February 22, 2006, as applicable (collectively, the “Guaranties”), or under any other documents executed or delivered pursuant thereto or in connection therewith and the terms of the Guaranties are hereby ratified and confirmed, all as of the date hereof.

MTS MEDICATION TECHNOLOGIES LIMITED (formerly known as MTS Packaging Systems International Ltd.)

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President and Chief Financial Officer

MEDICATION MANAGEMENT TECHNOLOGIES, INC.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

MEDICAL TECHNOLOGY LABORATORIES, INC.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

MEDICATION MANAGEMENT SYSTEMS, INC.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

BAF PRINTERS LIMITED

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ___ day of ___________, 2007, before me, a notary public, the undersigned member, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS MEDICATION TECHNOLOGIES LIMITED, a company formed under the laws of England and Wales, and that he/she as such officer of such company, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ______ day of _____________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS MEDICATION TECHNOLOGIES, INC., a Delaware corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ______ day of _____________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS PACKAGING SYSTEMS, INC., a Florida corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ____ day of __________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President and CFO of MEDICATION MANAGEMENT TECHNOLOGIES, INC., a Florida corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ____ day of __________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MEDICATION MANAGEMENT SYSTEMS, INC., a Florida corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ___ day of _________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MEDICAL TECHNOLOGY LABORATORIES, INC., a Florida corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ___ day of __________, 2007, before me, a notary public, the undersigned member, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of BAF PRINTERS LIMITED, a company formed under the laws of England and Wales, and that he/she as such officer of such company, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

LaSalle Business Credit, Inc.
Loan and Security Agreement

Schedule 11(p) – Parents, Subsidiaries and Affiliates:

MTS Medication Technologies, Inc. owns 100% of the capital stock of the following subsidiaries:

    MTS Packaging Systems, Inc.
    MTS Medication Technologies Ltd. (formerly known as MTS Packaging Systems International Ltd.)

MTS Medication Technologies Ltd. owns 100% of the capital stock of the following subsidiaries:

    BAF Printers, LTD
    GDH Consilio GmbH